                                                                     Exhibit 1.4

                             UNDERWRITING AGREEMENT
                              (Capital Securities)

                                                              September 17, 1998

International Paper Company
Two Manhattanville Road
Purchase, New York 10577

International Paper Capital Trust III
c/o International Paper Company
Two Manhattanville Road
Purchase, New York 10577

Dear Sirs:

         We, Morgan Stanley & Co. Incorporated (the "Manager"), are acting on behalf of the underwriters (including ourselves) named below (such underwriter or underwriters being herein called the "Underwriters"), and we understand that International Paper Capital Trust III (the "Issuer Trust"), a statutory business trust created under the Delaware Business Trust Act pursuant to the filing of a Certificate of Trust (the "Certificate of Trust") with the Secretary of State of the State of Delaware, proposes to issue and sell 28,000,000 International Paper Capital Trust III 7 7/8% Capital Securities (the "Firm Capital Securities"). The Issuer Trust also proposes to issue and sell to the several Underwriters not more than an additional 4,200,000 Capital Securities (the "Additional Capital Securities") if and to the extent that we, as Manager of the offering, shall have determined to exercise, on behalf of the Underwriters, the right to purchase such Additional Capital Securities granted to the Underwriters herein. The Firm Capital Securities and the Additional Capital Securities are hereinafter collectively referred to as the "Offered Capital Securities."

         It is understood that substantially contemporaneously with the closing of the sale of the Offered Capital Securities to the Underwriters contemplated hereby, (i) the Issuer Trust, International Paper Company (the "Company"), The Bank of New York, as property trustee (the "Property Trustee"), The Bank of New York (Delaware), as Delaware trustee (the "Delaware Trustee" and, together with the Property Trustee, the "Issuer Trustees") and three individuals who are employees or officers of or who are affiliated with the Company (the "Regular Trustees") shall enter into an Amended and Restated Declaration of Trust in substantially the form of the Form of the Amended and Restated Declaration of Trust attached as Exhibit 4.l1 to the Registration Statement referred to below (the "Declaration"), pursuant to which the Issuer Trust shall (x) issue and sell the Offered Capital Securities to the Underwriters pursuant hereto and (y) issue 865,980 shares of its common securities (the "Common Securities" and, together with the Offered Capital Securities, the "Trust Securities") to the Company, in each case with such rights and obligations as shall be set forth in such Declaration, (ii) the Company and The Bank of New York, will act as trustee (the "Debt
Securities Trustee") for purposes of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), pursuant to a Subordinated Debt
Indenture, dated as of September 15, 1998, as supplemented by the First Supplemental Indenture thereto between the Company and the Debt Securities Trustee, dated as of September 24, 1998 (as so supplemented, the "Subordinated Debt Indenture"), which shall provide for the issuance of $721,649,500 ($829,896,925 in the event that the Underwriters exercise in full their right to purchase Additional Capital Securities) principal amount of the Company's 7 7/8% Junior Subordinated Deferrable Interest Debentures due December 1, 2038, (the "Subordinated Debentures"), (iii) the Company shall sell such Subordinated Debentures to the Issuer Trust and the Issuer
Trust shall purchase such Subordinated Debentures with proceeds from the sale of the Offered Capital Securities to the Underwriters contemplated hereby and of the Common Securities to the Company and (iv) for the benefit of holders of the Offered Capital Securities from time to time the Company and The Bank of New York, as guarantee trustee (the "Guarantee Trustee"), shall enter into a Guarantee Agreement in substantially the form of the Form of the Guarantee Agreement attached as Exhibit 4.13 to the Registration Statement referred to below (the "Guarantee"), pursuant to which the Company shall, as set forth in such Guarantee Agreement, guarantee the payment of distributions and amounts payable on liquidation or redemption of the Offered Capital Securities.

         Subject to the terms and conditions set forth or incorporated by reference herein, the Issuer Trust hereby agrees to sell and the Underwriters agree to purchase, severally and not jointly, the aggregate number of Firm Capital Securities set forth opposite their names on Schedule I hereto at a purchase price of $25 per Firm Capital Security, (the "Purchase Price"); provided, that the Company shall pay to the Underwriters compensation equal to $0.7875 per Firm Capital Security.

         Subject to the terms and conditions set forth herein, the Issuer Trust hereby agrees to sell to the Underwriters the Additional Capital Securities and the Underwriters shall have a one-time right to purchase, severally and not jointly, up to 4,200,000 Additional Capital Securities at the Purchase Price plus accrued dividends, if any, from and including September 24, 1998 to the date of payment and delivery; provided, that the Company shall pay to the Underwriters compensation equal to $0.7875 per Additional Capital Security. Additional Capital Securities may be purchased as provided herein solely for the purpose of covering over-allotments made in connection with the offering of the Firm Capital Securities. If any Additional Capital Securities are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Additional Capital Securities (subject to such adjustments to eliminate fractional Additional Capital Securities as you may determine) that bears the same proportion to the total number of Additional Capital Securities to be purchased as the number of Firm Capital Securities set forth in Schedule I opposite the name of such Underwriter bears to the total number of Firm Capital Securities.

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

         The Underwriters will pay for the Firm Capital Securities upon delivery thereof at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York at 10:00 a.m. (New York time) on September 24, 1998, or at such other time, not later than 5:00 p.m. (New York time) on October 1, 1998, as shall be designated by us. The time and date of such payment and delivery are hereinafter referred to as the "Closing Date."

         Payment for any Additional Capital Securities shall be made to the Issuer Trust in immediately available funds at the offices referred to above on such date (which may be the same as the Closing Date but shall in no event be earlier than the Closing Date nor later than ten business days after the giving of the notice hereinafter referred to) as shall be designated in a written notice from us to the Company of our determination, on behalf of the Underwriters, to purchase a number, specified in said notice, of Additional Capital Securities, or on such other date, in any event not later than October 24, 1998, as shall be designated in writing by us. The time and date of such payment are hereinafter referred to as the "Option Closing Date." The notice of the determination to exercise the option to purchase Additional Capital Securities and of the Option Closing Date may be given at any time within 30 days after the date of this Agreement.

         The several obligations of the Underwriters to purchase Additional Capital Securities hereunder are subject to the delivery to us on the Option Closing Date of such documents as we may reasonably request with respect to the good standing of the Company and the Issuer Trust, the due authorization and issuance of the Additional Capital Securities and other matters related to the issuance of the Additional Capital Securities.

         The Company and the Issuer Trust have filed with the Securities and Exchange Commission (the "Commission") a registration statement including a prospectus relating to the Offered Capital Securities and the Guarantee (collectively, the "Securities") and have filed with the Commission, a Prospectus Supplement, dated September 17, 1998 (the "Prospectus Supplement"), pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Securities Act"), specifically relating to the Securities offered pursuant to this Agreement. The term "Registration Statement" means the registration statement (File No. 333-62661) filed on September 1, 1998, as amended to the date of this Agreement. The term "Basic Prospectus" means the prospectus included in the Registration Statement. The term "Prospectus" means the Basic Prospectus together with the Prospectus Supplement. The term preliminary prospectus means a preliminary prospectus supplement specifically relating to the Offered Capital Securities, together with the Basic Prospectus. As used herein, the terms "Basic Prospectus," "Prospectus" and "preliminary prospectus" shall include in each case the documents, if any, incorporated by reference therein. The terms "supplement," "amendment" and "amend" as used herein shall include all documents deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Basic Prospectus by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Offered Capital Securities shall have the terms set forth in the Prospectus, dated September 10, 1998, and the Prospectus Supplement, dated September 17, 1998, including the following:

Terms of Offered Capital Securities

         Designation of the Series
            of Capital Securities:         7 7/8% Capital Securities.

         Issuer of Offered
            Capital Securities:            International Paper Capital Trust III.

         Aggregate Number of
             Capital Securities:           28,000,000 (32,200,000, if the
                                           Underwriters' over-allotment option
                                           is exercised in full).

         Price to Public:                  $25.

         Purchase Price:                   $25.

         Underwriters' Compensation
             per Capital Security:         $0.7875.

         Selling Concession:               $0.50.

         Reallowance:                      $0.45.

         Closing Date:                     September 24, 1998.

         Form:                             Book-Entry.

         Other Terms:
              Maturity Date:               December 1, 2038, subject to
                                           advancement under certain
                                           circumstances to a date no earlier
                                           than December 1, 2013.

              Liquidation Amount:          $25.

              Distributions:               7 7/8% per annum.

              Distribution Payment
                  Dates:                   March 1, June 1, September 1 and
                                           December 1 of each year, commencing
                                           December 1, 1998.

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


              Redemption:                  Redeemable prior to maturity at the
                                           option of the Company (i) on or
                                           after September 24, 2003, in whole
                                           at any time, or in part from time to
                                           time, and (ii) prior to September
                                           24, 2003, in whole (but not in part)
                                           at any time within 90 days following
                                           the occurrence and continuation of a
                                           Tax Event or an Investment Company
                                           Event, in each case, at par.

         Capitalized terms used above and not defined herein shall have the meanings set forth in the Prospectus and Prospectus Supplement referred to above.

         1. Representations and Warranties. Each of the Company and the Issuer Trust specified in the Underwriting Agreement jointly and severally represents and warrants to each of the Underwriters as of the date of this Agreement:

         (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

         (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading,
(iii) the Registration Statement and the Prospectus comply, and, as amended or supplemented, if applicable, will comply, in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 1(b) do not apply (A) to statements or omissions in the Registration Statement or the Prospectus based upon information concerning any Underwriter furnished to the Company in writing by such Underwriter through the Manager expressly for use therein or (B) to those parts of the Registration Statement that constitute the Statements of Eligibility (Form T-1) under the Trust Indenture Act of the trustees referred to in the Registration Statement.

         (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of New York, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole.

         (d) Each subsidiary of the Company has been duly incorporated or formed, is validly existing in good standing under the laws of the jurisdiction of its incorporation or formation, has the corporate or other power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole.

         (e) The Issuer Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, is a "grantor trust" for United States Federal income tax purposes, has the power and authority to conduct its business as presently conducted and as described in the Prospectus and is not required to be authorized to do business in any other jurisdiction.

         (f) This Agreement has been duly authorized, executed and delivered by each of the Issuer Trust and the Company.

         (g) The Subordinated Debt Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and assumed by the Company; and the Subordinated Debt Indenture is a valid and binding agreement of the Company, enforceable in accordance with its terms except as the enforceability thereof (i) may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (ii) is subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         (h) The Subordinated Debentures have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Subordinated Debt Indenture, and delivered to and paid for as described in the Prospectus, will be entitled to the benefits of the Subordinated Debt Indenture, and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as the enforceability thereof (i) may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (ii) is subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         (i) The Guarantee has been qualified under the Trust Indenture Act and has been duly authorized by the Company and, upon execution and delivery thereof by the

Company (and assuming due authorization, execution and delivery by the Guarantee Trustee), will, as of the Closing Date, be a valid and binding agreement of the Company, enforceable in accordance with its terms except as the enforceability thereof (i) may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (ii) is subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         (j) The Declaration has been qualified under the Trust Indenture Act and has been duly authorized by the Company and the Issuer Trust and, upon execution and delivery thereof by the Company and the Issuer Trust (and assuming due authorization, execution and delivery thereof by each party thereto other than the Company and the Issuer Trust), will, as of the Closing Date, be a valid and binding agreement of the Company and the Issuer Trust, enforceable in accordance with its terms except as the enforceability thereof (i) may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (ii) is subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law and except as rights to indemnification may be limited under applicable law.

         (k) The Offered Capital Securities have been duly authorized by the Declaration and, when executed and authenticated in accordance with the provisions of the Declaration and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be validly issued and (subject to the terms of the Declaration) fully paid and non-assessable undivided beneficial interests in the assets of the Issuer Trust, and the issuance of such Offered Capital Securities will not be subject to any preemptive or similar rights. Holders of the Offered Capital Securities will be entitled to the same limitation of personal liability as that extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. The Common Securities of the Issuer Trust have been duly authorized by the Declaration and, when issued and delivered to the Company against payment therefor as described in the Prospectus, will be validly issued undivided beneficial interests in the assets of the Issuer Trust, and the issuance of such Common Securities will not be subject to any preemptive rights.

         (l) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Subordinated Debt Indenture, the Declaration, the Guarantee and the Subordinated Debentures, will not contravene any provision of applicable law, the Declaration or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its consolidated subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its consolidated subsidiaries, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Subordinated Debt Indenture, the Declaration, the Guarantee and the Subordinated Debentures, except such as may be required by the securities or blue sky laws of the various states in connection with the offer and sale of the Offered Capital Securities; provided, however, that no representation is made as to whether the purchase of the Offered Capital Securities constitutes a "prohibited transaction" under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended.

         (m) The execution and delivery by the Issuer Trust of, and the performance by the Issuer Trust of its obligations under, this Agreement will not contravene any provision of applicable law or the Declaration or any agreement or other instrument binding upon the Issuer Trust, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Issuer Trust, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Issuer Trust of its obligations under this Agreement, except such as may be required by the securities or blue sky laws of the various states in connection with the offer and sale of the Offered Capital Securities; provided, however, that no representation is made as to whether the purchase of the Offered Capital Securities constitutes a "prohibited transaction" under 406 of the Employment Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended.

         (n) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Issuer Trust or the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto effected subsequent to the date of this Agreement).

         (o) The Issuer Trust is not, and after giving effect to the offering and sale of the Offered Capital Securities and the application of the proceeds thereof as described in the Prospectus will not be, an "investment company" as such term is defined under the Investment Company Act of 1940, as amended.

         (p) There are no legal or governmental proceedings pending or threatened to which the Issuer Trust or the Company or any of its consolidated subsidiaries is a party or to which any of the properties of the Issuer Trust or the Company or any of its consolidated subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required.

         (q) Each of the Issuer Trust and the Company and its consolidated subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all Federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole.

         2. Public Offering. The Issuer Trust and the Company are advised by the Manager that the Underwriters propose to make a public offering of their respective portions of the Offered Capital Securities, as soon after this Agreement has been entered into as in the Manager's judgment is advisable. The terms of the public offering of the Offered Capital Securities, are set forth in the Prospectus.

         3. Purchase and Delivery. Except as otherwise provided in this Section 3, payment for the Offered Capital Securities shall be made by wire transfer to the Issuer Trust in immediately available funds at the time and place set forth herein, upon delivery to the Manager for the respective accounts of the several Underwriters of the Offered Capital Securities in definitive book-entry form, registered in such names and in such denominations or amounts, as the case may be, as the Manager shall request in writing not less than one full business day prior to the date of delivery, with any transfer taxes payable in connection with the transfer of the Offered Capital Securities to the Underwriters duly paid.

         4. Conditions to Closing. The several obligations of the Underwriters hereunder are subject to the following conditions:

         (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date,

                  (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

                  (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its consolidated subsidiaries, taken as a whole, or, the Issuer Trust, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto effected subsequent to the execution and delivery of this Agreement), that, in the judgment of the Manager, is material and adverse and that makes it, in the judgment of the Manager, impracticable to market the Offered Capital Securities on the terms and in the manner contemplated in the Prospectus; and

                  (iii) the Manager shall have received on the Closing Date a certificate, dated the Closing Date and signed by the Chief Financial Officer or the Treasurer of the Company, or any other person authorized by the Board of Directors of the Company to execute any such written statement (an "Executive Officer") to the effect set forth in clause
         (i) above, and a certificate signed by an Executive Officer and one of the Regular Trustees to the effect that the representations and warranties of the Company and the Issuer Trust contained in this Agreement are true and correct as of the Closing Date and that each of the Company and the Issuer Trust, as applicable, has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied on or before the Closing Date.

                  The Executive Officer and the Regular Trustee signing and delivering such certificates may rely upon the best of his or her knowledge as to proceedings threatened.

         (b) The Manager shall have received on the Closing Date an opinion of James W. Guedry, Vice President, Associate General Counsel and Secretary of the Company or of other counsel satisfactory to the Manager and who may be an officer of the Company, dated the Closing Date, to the effect that:

                  (i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of New York, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole;

                  (ii) each of the Company and its subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all Federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole;

                  (iii) the Subordinated Debt Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company, is a valid and binding agreement of the Company, enforceable in accordance with its terms except in each case as the enforceability thereof (a) may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (b) is subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

                  (iv) the Subordinated Debentures have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Subordinated Debt Indenture and delivered to and paid for as described in the Prospectus, will be entitled to the benefits of the Subordinated Debt Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as the enforceability thereof (a) may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (b) is subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

                  (v) this Agreement has been duly authorized, executed and delivered by the Company;

                  (vi) the Guarantee has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms except as the enforceability thereof (a) may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (b) is subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

                  (vii) the execution and delivery by the Company of, and the performance by the Company of its obligations under this Agreement, the Subordinated Debt Indenture, the Declaration, the Guarantee, and the Subordinated Debentures do not contravene any provisions of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its consolidated subsidiaries, taken as a whole, or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Subordinated Debt Indenture, the Declaration, the Guarantee, and the Subordinated Debentures, except as may be required under the securities or blue sky laws of the various states in connection with the offer and sale of the Offered Capital Securities; provided, however that such counsel need not express an opinion as to whether the purchase of the Offered Capital Securities constitutes a "prohibited transaction" under Section 406 of the Employee Retirement Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended;

                  (viii) the Issuer Trust is not and, after giving effect to the offering and sale of the Offered Capital Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

                  (ix) the statements (1) in the Basic Prospectus under the caption "Description of Debt Securities," (2) in the Prospectus Supplement under the caption "Description of Subordinated Debentures,"
         (3) in the Registration Statement under Item 15, (4) in "Item 3 - Legal Proceedings" of the most recent annual report on Form 10-K incorporated by reference in the Prospectus and (5) in "Item 1 - Legal Proceedings" of Part II of the quarterly reports on Form 10-Q, if any, filed since such annual report and incorporated by reference in the Prospectus, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

                  (x) after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its consolidated subsidiaries or the Issuer Trust is a party or to which any of the properties of the Company or any of its consolidated subsidiaries or the Issuer Trust is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated by reference as required; and

                  (xi) such counsel (1) is of the opinion that each document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus (except as to financial statements and schedules included therein as to which such counsel need not express any opinion) complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (2) has no reason to believe that any part of the Registration Statement (except as to financial statements and schedules included therein, as to which such counsel need not express any belief, and except for that part of the Registration Statement that constitutes Forms T-1), on the date such part became effective contained, and the Registration Statement (except as to financial statements and schedules included therein, as to which such counsel need not express any belief, and except for the part of the Registration Statement that constitutes Forms T-1) as of the date such opinion is delivered contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (3) is of the opinion that the Registration Statement and the Prospectus (except as to financial statements and schedules included therein, as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (4) has no reason to believe that the Prospectus (except as to financial statements and schedules included therein as to which such counsel need not express any belief) as of the date such opinion is delivered contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (c) The Manager shall have received on the Closing Date an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Underwriters, dated the Closing Date, in agreed form.

         (d) The Manager shall have received on the Closing Date an opinion dated the Closing Date of Skadden, Arps, Slate, Meagher & Flom LLP, special Delaware counsel for the Issuer Trust and special tax counsel to the Company, or of other counsel satisfactory to the Manager, in agreed form.

         (e) The Underwriters shall have received (A) on the date of this Agreement a letter, dated the date of this Agreement, and (B) on the Closing Date a letter, dated the Closing Date, in form and substance satisfactory to the Manager, from the Company's independent auditors, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus.

         (f) On the Closing Date, counsel for the Underwriters shall have been furnished with such additional documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Offered Capital Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained and all proceedings taken by the Company and the Issuer Trust in connection with the issuance and sale of the Offered Capital Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Manager and counsel for the Underwriters.

         5. Covenants of the Company and the Issuer Trust. In further consideration of the agreements of the Underwriters contained herein, each of the Company and the Issuer Trust covenants as follows:

         (a) To furnish the Manager, without charge, a conformed copy of the Registration Statement (including exhibits and all amendments thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and, during the period mentioned in paragraph (c) below, as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as the Manager may reasonably request.

         (b) Before amending or supplementing the Registration Statement or the Prospectus with respect to the Offered Capital Securities, to furnish to the Manager a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Manager reasonably objects.

         (c) If, during such period after the first date of the public offering of the Offered Capital Securities as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading, or if in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Manager will furnish to the Company) to which Offered Capital Securities may have been sold by the Manager on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus, satisfactory in all respects to the Manager, so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as so amended or supplemented, will comply with law and to cause such amendments or supplements to be filed promptly with the Commission.

         (d) To endeavor to qualify the Offered Capital Securities and the Guarantee for offer and sale under the securities or blue sky laws of such jurisdictions as the Manager shall reasonably request and to maintain such qualifications for as long as the Manager shall reasonably request.

         (e) To make generally available to the Company's security holders and to the Manager as soon as practicable an earning statement covering a twelve month period beginning on the first day of the first full fiscal quarter after the date of the Underwriting Agreement, which earning statement shall satisfy the provisions of Section 11(a) of the

Securities Act and the rules and regulations of the Commission thereunder. If such fiscal quarter is the first fiscal quarter of the Company's fiscal year, such earning statement shall be made available not later than 90 days after the close of the period covered thereby and in all other cases shall be made available not later than 45 days after the close of the period covered thereby.

         (f) During the period beginning on the date of this Agreement and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any securities with characteristics similar to those of the Offered Capital Securities (other than the Offered Capital Securities), without the prior consent of the Manager.

         (g) Whether or not any sale of Offered Capital Securities is consummated, to pay all expenses incident to the performance of the Company's and the Issuer Trust's obligations under this Agreement, including: (i) the preparation and filing of the Registration Statement and the Prospectus and all amendments and supplements thereto, (ii) the preparation, issuance and delivery of the Offered Capital Securities, (iii) the fees and disbursements of the Company's counsel and accountants, of the Issuer Trust's counsel and of the Issuer Trustees and their counsel, (iv) the qualification of the Offered Capital Securities and the Guarantee under securities or blue sky laws in accordance with the provisions of Section 6(d), including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any blue sky or Legal Investment Memoranda,
(v) the printing and delivery to the Underwriters in quantities as hereinabove stated of copies of the Registration Statement and all amendments thereto and of the Prospectus and any amendments or supplements thereto, (vi) the printing and delivery to the Underwriters of copies of any blue sky or Legal Investment Memoranda, (vii) any fees charged by rating agencies for the rating of the Offered Capital Securities, (viii) any expenses incurred by the Company or the Issuer Trust in connection with a "road show" presentation to potential investors, (ix) all document production charges of counsel to the Underwriters and (x) any filing fees in connection with any review of the offering of the Offered Capital Securities by the National Association of Securities Dealers, Inc.

         6. Indemnification and Contribution. Each of the Company and the Issuer Trust jointly and severally, agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or allegedly untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary Prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or allegedly untrue statement or omission based upon information relating to any Underwriter furnished to the Company or the Issuer Trust in writing by such Underwriter through the Manager expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Offered Capital Securities, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company or the Issuer Trust shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Offered Capital Securities to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities.

         Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Issuer Trust, the Issuer Trustees, the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Issuer Trust or the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company and the Issuer Trust to each Underwriter, but only with reference to information relating to such Underwriter furnished to the Company or the Issuer Trust by such Underwriter in writing through the Manager expressly for use in the Registration Statement, any preliminary Prospectus, the Prospectus or any amendments or supplements thereto.

         In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Manager, in the case of parties indemnified pursuant to the second preceding paragraph, and by the Company and the Issuer Trust, in the case of parties indemnified pursuant to the first preceding paragraph. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         To the extent the indemnification provided for in the first or second paragraph in this Section 6 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Issuer Trust on the one hand and the Underwriters on the other hand from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Issuer Trust on the one hand and the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Issuer Trust on the one hand and the Underwriters on the other hand in connection with the offering of the Offered Capital Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Offered Securities (before deducting expenses) received by the Company and the Issuer Trust and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus Supplement, bear to the aggregate public offering price of the Offered Capital Securities. The relative fault of the Company and the Issuer Trust on the one hand and of the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Issuer Trust or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company, the Issuer Trust and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Capital Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or allegedly untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' respective obligations to contribute pursuant to this Section 6 are several in proportion to the respective amounts of Offered Capital Securities purchased by each of such Underwriters and not joint. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         7. Termination. This Agreement shall be subject to termination by notice given by the Manager to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company or, the Issuer Trust shall have been suspended on any exchange or in any over-the-counter market,
(iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Manager, is material and adverse, and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event, singly or together with any other such event, makes it, in the judgment of the Manager, impracticable to market the Offered Capital Securities on the terms and in the manner contemplated in the Prospectus.

         8. Defaulting Underwriters. If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Offered Capital Securities that it has or they have agreed to purchase under this Agreement on such date, and the aggregate number of Offered Capital Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Offered Capital Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Capital Securities set forth opposite their respective names in
Schedule I to this Agreement bears to the aggregate number of Firm Capital Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Manager may specify, to purchase the Offered Capital Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Offered Capital Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 8 by an amount in excess of one-ninth of such number of Offered Capital Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Capital Securities and the aggregate number of Additional Capital Securities with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Capital Securities to be purchased, and arrangements satisfactory to us and the Company for the purchase of such Additional Capital Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Issuer Trust. In any such case either the Manager or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If, on the Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Capital Securities and the aggregate number of Additional Capital Securities with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Capital Securities to be purchased, the non-defaulting Underwriters shall have the option to (i) terminate their obligation to purchase Additional Capital Securities or (ii) purchase not less than the number of Additional Capital Securities that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company or the Issuer Trust to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or the Issuer Trust shall be unable to perform its obligations under this

Agreement, the Company and the Issuer Trust jointly and severally agree to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering of the Offered Capital Securities.

         9. Representations and Indemnities to Survive. The respective indemnity and contribution agreements and the representations, warranties and other statements of the Issuer Trust the Company, its officers and the Underwriters set forth in this Agreement will remain in full force and effect, regardless of
(i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or any person controlling the Company or on behalf of the Issuer Trust, the Issuer Trustees or any person controlling the Issuer Trust and (iii) acceptance of and payment for any of the Offered Capital Securities.

         10. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and Issuer Trustees and controlling persons referred to in
Section 6, and no other person will have any right or obligation hereunder.

         11. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         12. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

         13. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below.

                                                 Very truly yours,


                                                 MORGAN STANLEY & CO.
                                                   INCORPORATED
                                                 MERRILL LYNCH, PIERCE
                                                   FENNER & SMITH INCORPORATED
                                                 A.G. EDWARDS & SONS, INC.
                                                 PAINEWEBBER INCORPORATED
                                                 PRUDENTIAL SECURITIES
                                                   INCORPORATED
                                                 SALOMON SMITH BARNEY INC.

                                                 On behalf of themselves and the
                                                 other Underwriters named herein

                                                 By: MORGAN STANLEY & CO.
                                                       INCORPORATED


                                                 By: /s/ Michael M. Fusco
                                                     ---------------------------
                                                     Name:  Michael M. Fusco
                                                     Title: Vice President

Accepted:

INTERNATIONAL PAPER COMPANY


By:    /s/ E. William Boehmler
      ------------------------------------
      Name: E. William Boehmler
      Title:  Vice President and Treasurer


INTERNATIONAL PAPER COMPANY CAPITAL TRUST III
By: International Paper Company, as
Depositor

By:   /s/ Robert C. McPhillips
      ------------------------------------
      Name:  Robert C. McPhillips
      Title:   Regular Trustee

                                   Schedule I


                                                                                                   Number of
                                                                                           Firm Capital Securities
Underwriter                                                                                    To Be Purchased
-----------                                                                                    ---------------

MORGAN STANLEY & CO. INCORPORATED................................................................   3,466,000
MERRILL LYNCH, PIERCE FENNER & SMITH INCORPORATED................................................   3,463,000
A.G. EDWARDS & SONS, INC.........................................................................   3,463,000
PAINEWEBBER INCORPORATED.........................................................................   3,463,000
PRUDENTIAL SECURITIES INCORPORATED...............................................................   3,463,000
SALOMON SMITH BARNEY INC.........................................................................   3,463,000
CREDIT SUISSE FIRST BOSTON CORPORATION...........................................................   1,400,000
GOLDMAN, SACHS & CO..............................................................................   1,400,000
J.P. MORGAN SECURITIES INC.......................................................................   1,400,000
BEAR, STEARNS & CO. INC............................................................................   116,500
BT ALEX BROWN INCORPORATED.........................................................................   116,500
CIBC OPPENHEIMER CORP..............................................................................   116,500
SG COWEN SECURITIES CORPORATION....................................................................   116,500
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION................................................   116,500
SCHRODER & CO. INC.................................................................................   116,500
ADVEST, INC.........................................................................................   58,000
ROBERT W. BAIRD & CO. INCORPORATED..................................................................   58,000
BANCAMERICA SECURITIES, INC.........................................................................   58,000
WILLIAM BLAIR & COMPANY, L.L.C......................................................................   58,000
BLAYLOCK & PARTNERS, L.P............................................................................   58,000
J.C. BRADFORD & CO..................................................................................   58,000
CRAIGIE INCORPORATED................................................................................   58,000
CROWELL, WEEDON & CO................................................................................   58,000
DAIN RAUSCHER WESSELS...............................................................................   58,000
DAVENPORT & COMPANY LLC.............................................................................   58,000
FAHNESTOCK & CO. INC................................................................................   58,000
FERRIS, BAKER WATTS, INCORPORATED...................................................................   58,000
FIDELITY CAPITAL MARKETS
  A DIVISION OF NATIONAL FINANCIAL SERVICES CORPORATION.............................................   58,000
FIFTH THIRD/THE OHIO COMPANY........................................................................   58,000
FIRST ALBANY CORPORATION............................................................................   58,000
FIRST OF MICHIGAN CORPORATION.......................................................................   58,000
GIBRALTAR SECURITIES CO.............................................................................   58,000
J.J.B. HILLIARD, W.L. LYONS, INC....................................................................   58,000
INTERSTATE/JOHNSON LANE CORPORATION.................................................................   58,000
JANNEY MONTGOMERY SCOTT INC.........................................................................   58,000
JWGENESIS SECURITIES, INC...........................................................................   58,000
KIRKPATRICK, PETTIS, SMITH, POLAN INC...............................................................   58,000
LEGG MASON WOOD WALKER, INCORPORATED................................................................   58,000

                                                                                                   Number of
                                                                                            Firm Capital Securities
Underwriter                                                                                    To Be Purchased
-----------                                                                                     ---------------

MCDONALD & COMPANY SECURITIES, INC..................................................................   58,000
MESIROW FINANCIAL, INC..............................................................................   58,000
MORGAN KEEGAN & COMPANY, INC........................................................................   58,000
OLDE DISCOUNT CORPORATION...........................................................................   58,000
PIPER JAFFRAY INC...................................................................................   58,000
RAYMOND JAMES & ASSOCIATES, INC.....................................................................   58,000
THE ROBINSON-HUMPHREY COMPANY, LLC..................................................................   58,000
RONEY CAPITAL MARKETS A DIVISION OF FIRST CHICAGO...................................................   58,000
SCOTT & STRINGFELLOW, INC...........................................................................   58,000
MURIEL SIEBERT & CO., INC...........................................................................   58,000
STERNE, AGEE & LEACH, INC...........................................................................   58,000
STIFEL, NICOLAUS & COMPANY, INCORPORATED............................................................   58,000
SUTRO & CO. INCORPORATED............................................................................   58,000
TUCKER ANTHONY INCORPORATED.........................................................................   58,000
UTENDAHL CAPITAL PARTNERS, L.P......................................................................   58,000
WEDBUSH MORGAN SECURITIES...........................................................................   58,000
WHEAT FIRST SECURITIES, INC.........................................................................   58,000
                                                                                                       ------

Total...........................................................................................   28,000,000
